Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of SBC Medical Group Holdings Incorporated (the “Company”) for the year ended December 31, 2025, as filed with the Securities and Exchange Commission (the “Report”), I, Yoshiyuki Aikawa, Chief Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.
the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.
information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: March 27, 2026

By:	/s/ Yoshiyuki Aikawa
Name:	Yoshiyuki Aikawa
Title:	Director, Chairman and Chief Executive Officer

* The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.